SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    DECEMBER 19, 1997
                                                   --------------------


                            HERSHEY FOODS CORPORATION
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             (Exact name of registrant as specified in its charter)


     DELAWARE                        1-183             23-0691590
-----------------------------    ---------------   -----------------------------
(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 CRYSTAL A DRIVE, HERSHEY, PENNSYLVANIA                17033
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.     OTHER EVENTS
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      The Corporation and its representatives may from time to time make written or oral forward-looking statements regarding the operations, results and goals of the Corporation. These statements may constitute "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995 (the "Act"). The Corporation desires to take advantage of the "safe harbor" provisions found in the Act regarding such "forward-looking" statements.

      The Corporation wishes to caution readers not to place undue reliance on the "forward-looking" statements made by the Corporation or its representatives. Pursuant to the requirements of the Act, the Corporation is hereby identifying important factors that could cause the Corporation's actual results for future periods to differ materially from any "forward-looking" statements made with respect to such results. These factors include: actions of competitors, customer demand, price changes in the raw materials used by the Corporation, consumer and trade acceptance of new products, the ability to develop new products which will be accepted by the consumer and the trade, changes in consumer preferences and spending patterns, consumer perception of health-related issues, the Corporation's ability to achieve gains in productivity and improvements in capacity utilization, the effectiveness of advertising and marketing spending, changes in laws and regulations, including taxation and accounting standards and changes in social and demographic trends.

      The Corporation cautions that the foregoing list of important factors is not exclusive. The Corporation does not undertake to update any forward-looking statements that may be made from time to time by or on behalf of the Corporation.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 19, 1997
        -----------------


                                    HERSHEY FOODS CORPORATION



                                    By /S/ WILLIAM F. CHRIST
                                       --------------------------
                                        William F. Christ
                                        Senior Vice President,
                                        Chief Financial Officer and Treasurer




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